Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: August 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
/s/ Michael F. Doolan	September 30, 2015
Signature of Debtor	Date
/s/ Michael F. Doolan	September 30, 2015
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	September 30, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: August 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$726	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	913	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	3,782	380	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	2,605	—	—	—	—	—	—	—	—
Other receipts	307	6	6	42	76	15	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	1,033	3,787	386	955	76	2,621	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	(3,324)	(197)	(127)	(67)	(368)	(68)	—	—	(36)	—	(12)	—	—	—
Contract labor	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(6)	(62)	(791)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	—	(26)	—	—	—	—	—	—	—	—	—
Transportation & shipping	—	(1)	—	(19)	—	—	—	—	—	—	—	—	—	—
Other production costs	(5,061)	(23)	(88)	(33)	(53)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	—	—	—	(7)	(5)	—	—	—	—	—	—	—	—	—
Professional fees	(201)	(10)	—	—	—	—	—	—	—	—	—	—	—	—
Rent and operating leases	(52)	(5)	—	—	(29)	—	—	—	—	—	—	—	—	—
Taxes	(153)	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	(50)	(61)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	(13)	(6)	(10)	—	—	—	—	—	—	—	—	—
Other disbursements	(62)	(23)	—	—	(115)	(161)	—	—	(13)	—	—	—	—	—

Total Operating Cash Disbursements	(8,902)	(327)	(290)	(923)	(606)	(229)	—	—	(50)	—	(12)	—	—	—

Net Cash Flow - Operating	(7,869)	3,460	96	32	(531)	2,391	—	—	(50)	—	(12)	—	—	—

Intercompany
Net intercompany - operating	9,268	539	—	18	234	(794)	(7,000)	—	—	—	1,819	—	—	—
Net intercompany - debt & equity	—	—	—	—	(1)	—	1	—	—	160	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	9,268	539	—	18	233	(794)	(6,999)	—	—	160	1,819	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	188	—	—	—	—	—	423	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures	—	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Capital lease & other	(578)	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(175)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(578)	—	—	(1)	—	—	(175)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(390)	—	—	(1)	—	—	248	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$1,009	$3,999	$96	$49	$(298)	$1,597	$(6,751)	$—	$(50)	$160	$1,807	—	—	—

Beginning Cash Balance - Book	$668	$4,176	$537	$3,548	$5,000	$11,188	$122,827	$143	$200	$226	$5,161	$10	$6	$5
Total cash receipts	1,221	3,787	386	955	76	2,621	423	—	—	—	—	—	—	—
Total cash disbursements	(9,480)	(327)	(290)	(924)	(606)	(229)	(175)	—	(50)	—	(12)	—	—	—
Net intercompany	9,268	539	—	18	233	(794)	(6,999)	—	—	160	1,819	—	—	—
Ending Cash Balance - Book - Debtors	$1,676	$8,175	$633	$3,596	$4,702	$12,785	$116,076	$143	$150	$386	$6,968	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(9,512)	(2,963)	(290)	(1,219)	(1,050)	(4,632)	—	—	(50)	—	(774)	—	—	—
Allocated - Reorganization Professional Fees	(81)	(25)	(2)	(10)	(9)	(40)	—	—	—	—	(7)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(9,593)	(2,989)	(292)	(1,229)	(1,059)	(4,671)	—	—	(50)	—	(781)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: August 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$726
Rare Metals	—	—	—	—	—	—	—	913
Magnetic Materials & Alloys	—	—	—	—	—	—	—	4,162
Chemicals & Oxides	—	—	—	—	—	—	—	2,605
Other receipts	—	—	—	—	—	—	—	452
Total Operating Cash Receipts	—	—	—	—	—	—	—	8,857

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(4,198)
Contract labor	—	—	—	—	—	—	—	—
Raw material payments	—	—	—	—	—	—	—	(858)
Reagents & chemicals	—	—	—	—	—	—	—	(26)
Transportation & shipping	—	—	—	—	—	—	—	(21)
Other production costs	—	—	—	—	—	—	—	(5,259)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(12)
Professional fees	—	—	—	—	—	—	—	(211)
Rent and operating leases	—	—	—	—	—	—	—	(87)
Taxes	—	—	—	—	—	—	—	(153)
Insurance	—	—	—	—	—	—	—	(111)
Utilities	—	—	—	—	—	—	—	(29)
Other disbursements	—	—	—	—	—	—	—	(375)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(11,339)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(2,482)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	4,084
Net intercompany - debt & equity	—	—	—	—	—	—	—	160
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	4,244

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	611

Cash Disbursements
Interest	—	—	—	—	—	—	—	—
Capital expenditures	—	—	—	—	—	—	—	(1)
Capital lease & other	—	—	—	—	—	—	—	(578)
Reorganization professional fees	—	—	—	—	—	—	—	(175)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(754)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(143)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$1,619

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$153,704
Total cash receipts	—	—	—	—	—	—	—	9,468
Total cash disbursements	—	—	—	—	—	—	—	(12,093)
Net intercompany	—	—	—	—	—	—	—	4,244
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$155,323

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(20,490)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(175)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(20,665)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: August 2015

BANK RECONCILIATIONS
1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		CAD 5,220.61		—		—		—		—		—
	USD or USD equivalent	251,579.47		5,063.04		3,973.07		4,500,196.67		40,614.00		108,299,600.68		450,000.00		1,757,202.88

BANK BALANCE		31-Aug-15	251,579.47	31-Aug-15	5,063.04	31-Aug-15	3,973.07	31-Aug-15	4,500,196.67	31-Aug-15	40,614.00	31-Aug-15	108,299,600.68	31-Aug-15	450,000.00	31-Aug-15	1,757,202.88
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—				—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			251,579.47		5,063.04		3,973.07		4,500,196.67		40,614.00		108,299,600.68		450,000.00		1,757,202.88
ADJUSTED BANK BALANCE IN USD *			251,579.47		5,063.04		3,973.07		4,500,196.67		40,614.00		108,299,600.68		450,000.00		1,757,202.88
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
								Dividend income	196.39

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		JPY 5,840,674		JPY 911,044		—		BBD 19,516.19		—
	USD or USD equivalent	8,137,253.06		103,246.47		1,007.40		48,178.45		7,515.00		128,221.91		9,758.10		5,000.00

BANK BALANCE		31-Aug-15	8,158,902.91	31-Aug-15	103,246.47	31-Aug-15	1,007.40	31-Aug-15	5,840,674.00	31-Aug-15	911,044.00	31-Aug-15	128,221.91	31-Aug-15	19,516.19	31-Aug-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(21,649.85)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			8,137,253.06		103,246.47		1,007.40		5,840,674.00		911,044.00		128,221.91		19,516.19		5,000.00
ADJUSTED BANK BALANCE IN USD *			8,137,253.06		103,246.47		1,007.40		48,178.45		7,515.00		128,221.91		9,758.10		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168056	2,477.68
		168063	898.93
		168064	248.62
		168065	887.22
		168066	5,985.16
		168067	400.72

	168068	162.70
	168069	152.74
	168070	24.42
	168071	9,384.05
	168072	141.10
	168073	886.51

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	4,867.03		—		5,000.00		5,000.00		1,111,577.11		5,855,993.29		5,960.00		$13,002,937.44		16,185.42

BANK BALANCE		31-Aug-15	4,867.03	31-Aug-15	—	31-Aug-15	5,000.00	31-Aug-15	5,000.00	31-Aug-15	1,111,577.11	31-Aug-15	5,855,993.29	31-Aug-15	5,960.00	31-Aug-15	12,992,363.71	31-Aug-15	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—		31,318.18
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(20,744.45)
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			4,867.03		—		5,000.00		5,000.00		1,111,577.11		5,855,993.29		5,960.00		13,002,937.44		16,185.42
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		1,111,577.11		5,855,993.29		5,960.00		13,002,937.44		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
																20-Aug-15	31,318.18

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5054	1,685.00
																5058	383.34
																5065	8,807.20
																5066	81.99

															5069	2,009.09
															5070	1,434.00
															5071	1,037.31
															5072	3,740.66
															5073	611.00
															5074	954.86
OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX4505 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		CAD 623,704.30		—		—		CAD 415,371.07		—		CAD 1,009,741.10
	USD or USD equivalent	10,193.76		633,062.12		—		474,660.82		1,750,195.99		5,000.00		316,111.93		1,229,252.20		768,448.32

BANK BALANCE		31-Aug-15	10,137.85	31-Aug-15	686,514.58	31-Aug-15	—	31-Aug-15	712,852.58	31-Aug-15	1,750,195.99	31-Aug-15	5,000.00	31-Aug-15	434,953.00	31-Aug-15	1,231,041.63	31-Aug-15	1,009,741.10
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		53,452.46		—		(89,148.28)						19,581.93		1,789.43		—
OTHER (ATTACH EXPLANATION)			55.91		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			10,193.76		633,062.12		—		623,704.30		1,750,195.99		5,000.00		415,371.07		1,229,252.20		1,009,741.10
ADJUSTED BANK BALANCE IN USD *			10,193.76		633,062.12		—		474,660.82		1,750,195.99		5,000.00		316,111.93		1,229,252.20		768,448.32
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2055	795.00			17343	3,416.47					17827	247.68	1272	975.00
				2056	13,397.71			17344	2,962.95					17853	527.90	1273	409.43
				2057	30.93			17355	3,906.81					17871	242.62	1274	405.00
				2058	631.88			17356	50,850.00					17879	388.00
				2059	1,424.50			17358	2,768.60					17883	9,643.50
				2060	122.79			17359	2,520.45					17884	1,190.64

			2061	236.09			17360	653.40					17885	6,746.77
			2062	97.20			17361	650.90					17887	130.80
			2063	605.62			17362	1,346.00					17888	464.02
			2064	2,366.75			17363	1,024.63
			2065	354.37			17364	11,320.52
			2066	88.49			17365	282.50
			2067	310.17			17366	131.36
			2068	1,413.11			17367	387.20
			2069	16,580.69			17368	5,589.23
			2070	7,933.00			17369	1,337.26
			2071	876.60
			2072	1,511.11
			2073	375.00
			2074	2,286.09
			2075	715.00
			2076	688.96
			2077	436.52
			2078	174.88
OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
	Bank charges recorded at every quarter	55.91

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		EU 146,561.72		—		—		—		BBD 12,649.06		—		—		RMB 14,524.93
	USD or USD equivalent	670,519.27		164,306.86		4,000.00		386,549.91		3,603,370.32		$6,324.54		$86,038.26		$5,000.00		$52,276.99

BANK BALANCE		31-Aug-15	—	31-Aug-15	146,561.72	31-Aug-15	4,000.00	31-Aug-15	386,549.91	31-Aug-15	3,636,132.69	31-Aug-15	BBD12,649.06	31-Aug-15	$86,038.26	31-Aug-15	$5,000.00	31-Aug-15	14,524.93
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			2,016,016.35																318,950.00
(-) OUTSTANDING CHECKS (ATTACH LIST)			(1,356,157.27)						—		(31,762.37)		—
OTHER (ATTACH EXPLANATION)			10,660.19
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			670,519.27		146,561.72		4,000.00		386,549.91		3,603,370.32		BBD 12,649.06		$86,038.26		$5,000.00		333,474.93
ADJUSTED BANK BALANCE IN USD *			670,519.27		146,561.72		4,000.00		386,549.91		3,603,370.32		$6,324.54		$86,038.26		$5,000.00		$52,276.99
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
																		31-Aug-15	318,950.00

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31158	2,270.80
										31159	3,651.52
										31164	3,290.24
										31166	396.81
										31168	4,895.75

									31169	495.15
									31170	926.77
									31171	387.27
									31172	298.76
									31174	446.61
									31175	13,959.20
									31176	497.97

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: August 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Prime Clerk (156(c) services)	June 25 - 30th	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84	11,334.00	152,338.84

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: August 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS											1 of 5

Case No.	15-11357			15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.			Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—		—	$—	—	$—	—	2,685,697	6,644,484	—	—
Sales to related parties	—		—	—	—	—	—	6,512,840	11,115,289	—	—
Total Revenue	—		—	—	—	—	—	9,198,537	17,759,773	—	—

Costs of sales
Costs excluding depreciation and amortization	—		—	—	—	—	—	10,468,946	19,126,687	—	—
Depreciation and amortization	—		—	—	—	—	—	8,318	16,637	—	—
Gross profit (loss)	—		—	—	—	—	—	(1,278,727)	(1,383,551)	—	—

Expenses
General & Administrative	(1,565)	a	131,799	—	—	—	—	203,638	546,113	48	172
Sales & Marketing	—		—	—	—	—	—	89,079	179,929	—	—
Insiders Compensation	—		—	—	—	—	—	36,341	78,709	—	—
Depreciation and amortization	—		—	—	—	—	—	160,468	332,442	—	—
- Accretion expense	—		—	—	—	—	—	—	—	—	—
Research and development	—		—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—		—	—	—	—	—	—	—	—	—
Total expenses	(1,565)		131,799	—	—	—	—	489,526	1,137,193	48	172
Operating income (loss)	1,565		(131,799)	—	—	—	—	(1,768,253)	(2,520,744)	(48)	(172)

Other Income (expense) (attached schedule)	—		—	—	—	—	—	1,079	1,079	—	—
Interest income (expense), net	978,838		4,549,611	—	—	(852,129)	(852,129)	382,469	838,751	—	—
Reorganization items, net (attached schedule)	(407,951)		(100,494,133)	—	—	—	(35,076,357)	—	—	—	—
Foreign exchange gain (loss)	(1,213,292)		(19,575,584)	—	—	—	—	1,732	205	—	—

Income/(loss) before taxes and non-controlling interest	(640,840)	(115,651,905)	—	—	(852,129)	(35,928,486)	(1,382,973)	(1,680,709)	(48)	(172)
Income taxes expense (benefit)	15,000	37,709	—	—	—	—	7,709	7,709	129,097	258,194
Income/(loss) from continuing operations before equity income of affiliate	(655,840)	(115,689,614)	—	—	(852,129)	(35,928,486)	(1,390,682)	(1,688,418)	(129,145)	(258,366)

Equity in loss (income) of affiliates	—	—	—	—	192,818	248,862	—	—	—	—

Income/(loss) from continuing operations	(655,840)	(115,689,614)	—	—	(1,044,947)	(36,177,348)	(1,390,682)	(1,688,418)	(129,145)	(258,366)

Earnings/(loss) for the period	$(655,840)	(115,689,614)	$—	—	$(1,044,947)	(36,177,348)	(1,390,682)	(1,688,418)	(129,145)	(258,366)

a. Certain General & Administrative Expenses of Molycorp, Inc., totaling $1,606 were incorrectly booked twice in July 2015. This was corrected in August 2015, prompting negative General & Administrative Expenses. But for the correction, the General & Administrative Expenses of Molycorp, Inc. would have been $41 in August 2015.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	$—	—	$—	—
Sales to related parties	—	—	—	—	—	—	5,885,645	12,959,018	—	—
Total Revenue	—	—	—	—	—	—	5,885,645	12,959,018	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	5,279,771	11,514,376	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	605,874	1,444,642	—	—

Expenses
General & Administrative	—	43	—	—	—	—	125,812	310,107	2,067	2,067
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	125,812	310,107	2,067	2,067
Operating income (loss)	—	(43)	—	—	—	—	480,062	1,134,535	(2,067)	(2,067)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,452,836)	(5,388,389)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	1,081,095	17,512,730
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	480,062	1,134,535	(1,373,808)	12,122,274
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	480,062	1,134,535	(1,373,808)	12,122,274

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	480,062	1,134,535	(1,373,808)	12,122,274

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$480,062	1,134,535	$(1,373,808)	12,122,274

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$3,172,192	6,277,185	$—	—	$450,205	775,952	$—	56	$449,047	1,068,644
Sales to related parties	4,555,390	10,019,416	—	—	123,853	123,853	109,340	684,028	4,118,540	7,105,704
Total Revenue	7,727,582	16,296,601	—	—	574,058	899,805	109,340	684,084	4,567,587	8,174,348

Costs of sales
Costs excluding depreciation and amortization	7,601,294	15,962,157	—	—	611,810	932,454	89,311	596,693	13,814,470	25,988,560
Depreciation and amortization	—	—	—	—	26,081	60,497	24,691	54,833	7,353,909	15,878,365
Gross profit (loss)	126,288	334,444	—	—	(63,833)	(93,146)	(4,662)	32,558	(16,600,792)	(33,692,577)

Expenses
General & Administrative	39,946	65,695	—	—	14,429	26,779	703,219	1,312,368	2,143,846	4,271,955
Sales & Marketing	24,683	54,697	—	—	—	—	29,778	74,045	14,824	17,697
Insiders Compensation	29,086	62,440	—	—	—	—	100,543	223,786	115,065	246,335
Depreciation and amortization	—	—	—	—	—	—	19,638	43,362	364,003	(3,305,649)
- Accretion expense	—	—	—	—	—	—	—	—	114,048	249,288
Research and development	154,626	344,948	—	—	—	—	61,903	132,859	32,452	75,938
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Total expenses	248,341	527,780	—	—	14,429	26,779	915,081	1,786,420	2,784,238	(2,486,126)
Operating income (loss)	(122,053)	(193,336)	—	—	(78,262)	(119,925)	(919,743)	(1,753,862)	(19,385,030)	(31,206,451)

Other Income (expense) (attached schedule)	—	—	—	—	49	108	65,725	69,528	50	1,400
Interest income (expense), net	861	1,533	—	—	—	—	(329,412)	(725,561)	(2,545,965)	(3,310,489)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	(4,716,555)	(89,614,130)
Foreign exchange gain (loss)	68,059	52,249	—	—	—	—	294,383	2,559,105	(28,796)	(28,796)
Income/(loss) before taxes and non-controlling interest	(53,133)	(139,554)	—	—	(78,213)	(119,817)	(889,047)	149,210	(26,676,296)	(124,158,466)
Income taxes expense (benefit)	—	—	—	—	—	—	16,886	33,772	—	—
Income/(loss) from continuing operations before equity income of affiliate	(53,133)	(139,554)	—	—	(78,213)	(119,817)	(905,933)	115,438	(26,676,296)	(124,158,466)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(53,133)	(139,554)	—	—	(78,213)	(119,817)	(905,933)	115,438	(26,676,296)	(124,158,466)

Earnings/(loss) for the period	$(53,133)	(139,554)	$—	—	$(78,213)	(119,817)	$(905,933)	115,438	$(26,676,296)	(124,158,466)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$720,741	1,397,186	$—	—	$—	—	$—	—
Sales to related parties	—	—	185,000	466,932	—	—	—	—	—	—
Total Revenue	—	—	905,741	1,864,118	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	787,898	1,497,367	—	—	—	—	—	—
Depreciation and amortization	—	—	17,319	36,998	—	—	—	—	—	—
Gross profit (loss)	—	—	100,524	329,753	—	—	—	—	—	—

Expenses
General & Administrative	—	—	26,851	66,880	74,073	159,510	—	—	—	—
Sales & Marketing	—	—	6,018	13,544	—	285	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,649	3,505	3,551	7,102	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Total expenses	—	—	34,518	83,929	77,624	166,897	—	—	—	—
Operating income (loss)	—	—	66,006	245,824	(77,624)	(166,897)	—	—	—	—

Other Income (expense) (attached schedule)	160,000	320,000	—	—	—	—	—	—	—	—
Interest income (expense), net	22	34	249	618	—	3	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	5,484	3,017	(280,601)	(561,227)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	160,022	320,034	71,739	249,459	(358,225)	(728,121)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	66,307	132,614	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	160,022	320,034	71,739	249,459	(424,532)	(860,735)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	160,022	320,034	71,739	249,459	(424,532)	(860,735)	—	—	—	—

Earnings/(loss) for the period	$160,022	320,034	$71,739	249,459	$(424,532)	(860,735)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$7,477,882	16,163,507
Sales to related parties	—	—	(6,199,038)	(14,827,016)	15,291,570	27,647,224
Total Revenue	—	—	(6,199,038)	(14,827,016)	22,769,452	43,810,731

Costs of sales
Costs excluding depreciation and amortization	—	—	(6,164,621)	(14,899,751)	32,488,879	60,718,543
Depreciation and amortization	—	—	—	—	7,430,318	16,047,330
Gross profit (loss)	—	—	(34,417)	72,735	(17,149,745)	(32,955,142)

Expenses
General & Administrative	—	—	—	—	3,371,254	6,971,217
Sales & Marketing	—	—	—	—	164,382	340,197
Insiders Compensation	—	—	—	—	281,035	611,270
Depreciation and amortization	—	—	—	—	549,309	(2,919,238)
- Accretion expense	—	—	—	—	114,048	249,288
Research and development	—	—	—	—	210,091	476,016
Revision in etimated ARO cash flows	—	—	—	—	—	(4,041,690)
Total expenses	—	—	—	—	4,690,119	1,687,060
Operating income (loss)	—	—	(34,417)	72,735	(21,839,864)	(34,642,202)

Other Income (expense) (attached schedule)	—	—	—	—	226,903	392,115
Interest income (expense), net	—	—	—	—	(4,817,903)	(4,886,018)
Reorganization items, net (attached schedule)	—	—	—	—	(5,124,506)	(225,184,620)
Foreign exchange gain (loss)	—	—	—	—	(71,936)	(38,301)
Income/(loss) before taxes and non-controlling interest	—	—	(34,417)	72,735	(31,627,306)	(264,359,026)
Income taxes expense (benefit)	—	—	—	—	234,999	469,998
Income/(loss) from continuing operations before equity income of affiliate	—	—	(34,417)	72,735	(31,862,305)	(264,829,024)

Equity in loss (income) of affiliates	—	—	—	—	192,818	248,862

Income/(loss) from continuing operations	—	—	(34,417)	72,735	(32,055,123)	(265,077,886)

Earnings/(loss) for the period	$—	—	$(34,417)	72,735	$(32,055,123)	(265,077,886)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	49	108

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale		810
		Refund - insurance		2,993
		Dividend Income	65,725	65,725

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income		1,350
		Gain on disposal	50	50

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	160,000	320,000

Magnequench International, Inc.	15-11360	Other Income	1,079	1,079
		Total Combined	226,904	392,115
		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	407,951	3,168,829
		Adjustments to the carrying amount of debt		78,440,941
		Wrtie off of deferred financing cost		4,919,107
		Gain on fair value adjustment of Springing Maturity derivative		(8,008,001)
		Early Payment Premium on Term loans		21,973,257
		Total	407,951	100,494,133

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans		8,796,357
		Early Payment Premium on Term Loans		26,280,000
		Total		35,076,357

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans		65,964,111
		Wrtie off of deferred financing cost		6,210,031

Adjustments to the carrying amount of debt		12,708,808
Trustee fees		14,625
Capital equipment lease cancellation	4,716,555	4,716,556
Total	4,716,555	89,614,131

Total Combined	5,124,505	225,184,620

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: August 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of August 31, 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at August 31, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$4,801,426	$—	$—	$8,297,590	$142,980	$4,867	$5,000	$5,000	$6,967,570	$5,960	$13,019,123	$10,194	$633,662	$4,547,683	$838,826	$386,550
Restricted cash	108,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	3,078,103	—	—	—	—	—	—	3,469,992	—	943,135	1,704	237,279	—
Inventories	—	—	—	6,919,096	—	—	—	—	—	—	8,414,488	—	3,484,242	1,153,296	29,266,056	—
Income tax receivable	484,790	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	7,432,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	3,470,852	—	—	—	11,163	—	—	—	3,882	—	16,353	—	40,058	219,447	10,084,568	—
Total current assets	124,489,425	—	—	18,294,789	242,204	4,867	5,000	5,000	6,971,452	5,960	24,919,956	10,194	5,101,097	5,922,130	40,426,729	386,550

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,644,376	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,927,003	608,933,863	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	—	—	—	—	—	—	—	—	—	—	1,677	14,818,349	—
less: accumulated depreciation	—	—	—	(6,838,471)	—	—	—	—	—	—	(84,275)	—	(1,407,022)	(3,843,011)	(196,468,111)	—
Property, plant and equipment	—	—	—	2,212,025	—	—	—	—	—	—	—	—	3,649,190	2,930,589	1,522,765,232	—
Deposits	2,207,203	—	—	—	—	—	—	—	—	—	—	—	—	—	29,041,449	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,052,166	—
Patents and other intangible assets	—	—	—	29,352,245	—	—	—	—	—	—	—	—	—	382,183	332,999	—
Investment (attached schedule)	543,915,594	20,000	162,372,617	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,948,141,130	478	50,830,305	111,612,074	11,524,961	—	—	—	24,020,175	44,295,104	12,367,918	15,798	2,323,854	25,990,624	44,756,962	1,800,000
Total non current assets	3,494,263,927	20,478	213,202,922	160,288,588	13,558,237	—	—	—	1,216,345,615	728,470,544	12,367,918	364,165,798	5,973,044	61,114,965	1,762,996,429	24,719,589
Total assets	3,618,753,352	20,478	213,202,922	178,583,377	13,800,441	4,867	5,000	5,000	1,223,317,067	728,476,504	37,287,874	364,175,992	11,074,141	67,037,095	1,803,423,158	25,106,139

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	1,449,149	—	—	89,855	—	—	—	—	10,806	—	39,114	—	33,337	75,937	1,349,477	—
DIP Financing	128,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	1,848,202	—	—	1,524,838	—	—	—	—	16,667	—	846,536	—	300,508	637,471	11,713,721	—
Interest payable	943,474	—	852,129	—	—	—	—	—	—	—	—	—	—	—	1,919,897	—
Income taxes payable	—	—	—	235,190	—	—	—	—	—	—	—	—	—	472,041	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,347,532	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,330,762	—
Total current liabilities	132,540,426	—	852,129	1,849,883	—	—	—	—	27,473	—	885,650	—	333,845	1,185,449	19,661,389	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,036,691	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,170,148	—
Defer tax liabilities	13,204,756	—	—	380,910	1,035,286	—	—	—	—	—	—	—	—	1,179,622	—	—
Pension benefit liablilties	—	—	—	3,262,646	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term Liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	188,369	—	—	10,371,991	—	—	5,000	5,000	10,670,395	6,176,460	9,252,284	—	5,652	1,181,373	40,411,006	—
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	7,880,150	347,432,237	17,383,339	364,287,300	216,331	58,918,837	2,262,323,872	—
Liabilities subject to compromise - Third party	1,514,136,651	—	88,859,274	75,459	—	—	—	—	6,516	—	21,756	—	32,692	1,856,828	232,278,158	—
Total non-current liabilities	1,598,571,130	20,378	92,198,447	35,464,086	1,254,348	5,000	5,000	12,750	18,557,061	353,608,697	26,657,379	364,287,300	254,675	63,136,660	2,562,644,070	—
Total liabilities	1,731,111,556	20,378	93,050,576	37,313,969	1,254,348	5,000	5,000	12,750	18,584,534	353,608,697	27,543,029	364,287,300	588,520	64,322,109	2,582,305,459	—

Non-controlling interest

Shareholder's equity:
Share capital	258,952	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,249,632,627	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(362,249,783)	—	80,090,725	(6,163,520)	7,535,717	(133)	—	(7,750)	520,557,092	(36,451,697)	9,517,032	(131,308)	(7,035,946)	(268,364,166)	(911,458,390)	2,642,389
Accum Other Comprehensive Income	—	—	—	(956,809)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,887,641,796	100	120,152,346	141,269,408	12,546,093	(133)	—	(7,750)	1,204,732,533	374,867,807	9,744,845	(111,308)	10,485,621	2,714,986	(778,882,301)	25,106,139
Total liabilities and shareholders' equity	3,618,753,352	20,478	213,202,922	178,583,377	13,800,441	4,867	5,000	5,000	1,223,317,067	728,476,504	37,287,874	364,175,992	11,074,141	67,037,095	1,803,423,158	25,106,139

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at August 31, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,604,708	$149,639	$—	$—	$—	$—	$43,420,778
Restricted cash	—	—	—	—	—	—	108,299,601
Trade accounts receivable	544,756	—	—	—	—	—	8,274,969
Inventories	4,961,008	—	—	—	—	72,735	54,270,921
Income tax receivable	—	—	—	—	—	—	572,851
Defer tax assets	—	—	—	—	—	—	7,432,756
Other current assets (attached schedule)	753,672	8,647	—	—	—	—	14,608,642
Total current assets	9,864,144	158,286	—	—	—	72,735	236,880,518

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,430,702
- Machinery & Equipment	1,109,283	—	—	—	—	—	618,302,166
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	3,429	—	—	—	—	—	14,823,455

less: accumulated depreciation	(1,363,143)	—	—	—	—	—	(210,004,033)
Property, plant and equipment	816,440	—	—	—	—	—	1,532,373,476
Deposits	—	—	—	—	—	—	31,248,652
Inventories	—	—	—	—	—	—	24,052,166
Patents and other intangible assets	—	501,995	—	—	—	—	30,569,422
Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,583,046
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	423,647	46,871,059	—	—	—	(3,186,436,630)	138,537,459
Total non current assets	1,240,087	75,908,309	—	—	—	(6,163,602,696)	1,971,033,754
Total assets	11,104,231	76,066,595	—	—	—	(6,163,529,961)	2,207,914,272

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	111,894	—	—	—	—	—	3,159,569
DIP Financing	—	—	—	—	—	—	128,299,601
Accrued expenses	228,440	146,003	—	—	—	—	17,262,386
Interest payable	—	—	—	—	—	—	3,715,500
Income taxes payable	—	—	—	—	—	—	707,231
Capital lease	—	—	—	—	—	—	1,347,532
Asset retirrement obligation	—	—	—	—	—	—	3,330,762
Total current liabilities	340,334	146,003	—	—	—	—	157,822,581

Capital lease	—	—	—	—	—	—	15,036,691
Asset retirement obligation	—	—	—	—	—	—	11,170,148
Defer tax liabilities	—	1,142,025	—	—	—	—	16,942,599
Pension benefit liablilties	—	—	—	—	—	—	3,262,646

Other Long-term Liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	124,327	16,419	—	—	—	(56,760,402)	21,647,874
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,129,676,228)	24,959,212
Liabilities subject to compromise - Third party	91,503	805,024	—	—	—	—	1,838,163,861
Total non-current liabilities	254,211	2,112,664	—	—	—	(3,186,436,630)	1,932,607,226
Total liabilities	594,545	2,258,667	—	—	—	(3,186,436,630)	2,090,429,807

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,952
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,249,632,626
Accumulated deficits	(4,040,314)	54,130,248	—	—	—	(1,210,020,500)	(2,131,450,304)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	10,509,686	73,807,928	—	—	—	(2,977,093,331)	117,484,465
Total liabilities and shareholders' equity	11,104,231	76,066,595	—	—	—	(6,163,529,961)	2,207,914,272

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	August 31, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jone's day	400,000
		Retainer fee paid to Alixpartner	900,000
		Retainer fee paid to Yong Conway	102,519
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	10,000
		Retainer fee paid to Mile 26	300,000
		Miller Buckfire -to securing DIP financing	1,083,333
		Total	3,470,852

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	9,656
		Total	11,163

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	11,946
		HST recoverable	(2,543)
		Misc receivables - Other	6,950
		Total	16,353

Molycorp Metals & Alloys, Inc.	15-11369	Prepayment for raw materials	2,727
		Refundable deposits to utility company	37,332
		Total	40,058

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	24,048
		Prepayment on rent and consulting	158,546
		Prepaid Insurance	17,391
		Prepaid Property Tax	8,663
		HST Recoverable	10,799
		Total	219,447

Molycorp Minerals, LLC	15-11371	Other account receivable	165,809
		Prepaid and deferred charges	2,414,914
		Down payment - vendor	4,084,887
		Prepaid insurance	3,418,958
		Total	10,084,568

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	40,326
		Prepaid - Pots Expense	9,858
		Prepaid - Heaters Expense	10,903
		Prepaid - Propane Expense	11,695
		Prepaid - Package Expense	18,150
		Prepaid Duty	635,753
		Prepaid - HRA Plan	2,305
		GST/VAT Recoverable(Consumption Tax)	3,033
		Misc Receivable - Beijing Jiya	21,648
		Total	753,672

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	3,647
		Total	8,647

		Combined Debtor Total Other Current Assets	14,608,643
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,292,659
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421

		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,372,617

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Indistrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000

		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,749,111
		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: August 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	259,667	259,667	Various	—	—
FICA-Employee	—	185,255	185,255	Various	—	—
FICA-Employer	—	184,388	184,388	Various	—	—
Unemployment	—	23			—	23
Income	—	—			—	—
Other: Fed Medical Ins	—	520	520	Various	—	—
Total Federal Taxes	—	629,853	629,831	—	—	23
State and Local
Withholding	—	83,534	83,534	Various	—	—
Sales & Use	1,755,711	(72,456)	479	Various	—	1,682,777
Excise	—	—	—	—	—	—
Unemployment	382	—			—	382
Real Property	862,722	862,722	154,523	Various	—	1,570,921
Personal Property	—	—	—	—	—	—
Other: Property taxes for land and machinery	43,750	6,250	—	—	—	50,000
Total State and Local	2,662,565	880,050	238,536	—	—	3,304,079
Total Taxes	2,662,565	1,509,904	868,367	—	—	3,304,102

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	2,750,224.00	406,890	2,454	—	—	3,159,568
Wages Payable	1,086,731	—	—	—	—	1,086,731
Taxes Payable	15,419.00	—	—	—	—	15,419.00

Rent/Leases-Building						—
Rent/Leases-Equipment						—
Secured Debt/Adequate Protection Payments						—
Professional Fees						—
Amounts Due to Insiders*						—
Other: DIP Financing	128,299,601	—	—	—	—	128,299,601
		—	—	—	—
Total Postpetition Debts	132,151,974	406,890	2,454	—	—	132,561,318

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	406,890	All paid in September
31-60	2,454	All paid in September
61-90	—
Over 90	—
	409,344	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: August 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	1,083,333	364,677	1,139	—	—	1,449,149
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—
Magnequench International, Inc.	15-11360	89,855	—	—	—	—	89,855
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362
MCP Callco ULC	15-11363
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	5,084	5,400	322	—	—	10,806
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	10,454	27,667.00	993			39,114
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	33,337	—	—	—	—	33,337
Molycorp Minerals Canada ULC (Toronto)	15-11370	18,846	—	—	—	—	18,846
Molycorp Minerals Canada ULC (Peterborough)	15-11370	57,091	—	—	—	—	57,091
Molycorp Minerals, LLC	15-11371	1,340,330	9,147				1,349,477
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	111,894	—	—	—	—	111,894
Neo International Corp.	15-11374
PP IV Mountain Pass Inc.	15-11375
PP IV Mountain Pass II inc.	15-11376
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—

Consolidated		2,750,224.00	406,890	2,454	—	—	3,159,568

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: August 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	11,772,129	—	—	—	4,117,614	—	—	—	—	—	—
	+ Amounts billed during the period	7,633,469	—	—	—	2,861,621	—	—	—	—	—	—
	- Amounts collected during the period	(8,654,000)	—	—	—	(3,896,980)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	27,524	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	10,779,122	—	—	—	3,082,255	—	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	8,124,435	—	—	—	3,078,103	—	—	—	—	—	—
	31 - 60 days old	90,660	—	—	—	—	—	—	—	—	—	—
	61 - 90 days old	8,580	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,555,446	—	—	—	4,152	—	—	—	—	—	—
	Total Accounts Receivable	10,779,121	—	—	—	3,082,255	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,504,152)	—	—	—	(4,152)	—	—	—	—	—	—
	Accounts Receivable (Net)	8,274,969	—	—	—	3,078,103	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	3,025,509	—	872,354	—	3,038,072	—	718,579	—	—	—	—
	+ Amounts billed during the period	3,240,815	—	379,702	1,704	449,047	—	700,580	—	—	—	—
	- Amounts collected during the period	(2,823,856)	—	(308,921)	—	(749,840)	—	(874,403)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—

+/- AR adjustments	27,524	—	—	—	—	—	—	—	—	—	—
Total Accounts Receivable at the end of the reporting period	3,469,992	—	943,135	1,704	2,737,279	—	544,756	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	3,454,872	—	942,610	1,704	102,390	—	544,756	—	—	—	—
31 - 60 days old		—	525	—	90,135	—	—	—	—	—	—
61 - 90 days old		—	—	—	8,580	—	—	—	—	—	—
91+ days old	15,120	—	—	—	2,536,174	—	—	—	—	—	—
Total Accounts Receivable	3,469,992	—	943,135	1,704	2,737,279	—	544,756	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	3,469,992	—	943,135	1,704	237,279	—	544,756	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: August 2015

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—		—
Industrial Minerals, LLC	15-11358	—	—	—	—		—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	3,078,103	—	—	4,152.00	(4,152)	3,078,103
Magnequench Limited	15-11361	—	—	—	—		—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—		—
MCP Callco ULC	15-11363	—	—	—	—		—
MCP Canada Holdings ULC	15-11364	—	—	—	—		—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—		—
Molycorp Chemicals & Oxides, Inc.	15-11367	3,454,872	—	—	15,120		3,469,992
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—		—
Molycorp Metals & Alloys, Inc.	15-11369	942,610.00	525	—	—		943,135.00
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—		—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	1,704	—	—	—		1,704
Molycorp Minerals, LLC	15-11371	102,390	90,135.00	8,580	2,536,174	(2,500,000)	237,279
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—		—
Molycorp Rare Metals (Utah), Inc.	15-11373	544,756	—	—	—		544,756
Neo International Corp.	15-11374	—	—	—	—		—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—		—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—		—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—		—
Consolidated		8,124,435	90,660	8,580	2,555,446	(2,504,152)	8,274,970

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: August 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.